Exhibit (h)(1)(c)

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA INCOME SHARES, INC.

TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT

THIS AMENDMENT is made as of February 1, 2012, to the Administrative Services Agreement dated as of July 15, 2010, as amended, between Transamerica Funds, a Delaware statutory trust, Transamerica Series Trust, a Delaware statutory trust (“TST”), Transamerica Income Shares, Inc., a Maryland corporation, Transamerica Partners Funds Group, a Massachusetts business trust (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), a Massachusetts business trust (each of the foregoing entities, a “Fund”), and Transamerica Fund Services, Inc. (“TFS”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached amended and restated Schedule A.

In all other respects, the Administrative Services Agreement dated as of July 15, 2010, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed effective as of the applicable date indicated on the attached amended and restated Schedule A.

TRANSAMERICA FUNDS

By:	/s/ Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA SERIES TRUST

By:	/s/ Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA INCOME SHARES, INC.

By:	/s/ Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS FUNDS GROUP

By:	/s/ Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS FUNDS GROUP II

By:	/s/ Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA FUND SERVICES, INC.

By:	/s/ Dennis P. Gallagher

Name:	Brenda L. Smith
Title:	Senior Vice President

AMENDED & RESTATED

SCHEDULE A

TRANSAMERICA FUNDS

(Effective March 1, 2012)

Fund	Administrative Fee (of daily net assets)

Transamerica Arbitrage Strategy	0.025%

Transamerica Asset Allocation – Conservative Portfolio	0.0175%

Transamerica Asset Allocation – Growth Portfolio	0.0175%

Transamerica Asset Allocation – Moderate Growth Portfolio	0.0175%

Transamerica Asset Allocation – Moderate Portfolio	0.0175%

Transamerica Bond	0.025%

Transamerica Capital Growth	0.025%

Transamerica Cayman Commodity Strategy, Ltd. (a subsidiary of Transamerica Commodity Strategy)	0.025%[1]

Transamerica Cayman Global Allocation, Ltd. (a subsidiary of Transamerica Global Allocation)	0.025%[2]

Transamerica Cayman Managed Futures Strategy, Ltd. (a subsidiary of Transamerica Managed Futures Strategy)	0.025%[3]

Transamerica Commodity Strategy	0.025%

Transamerica Core Bond	0.025%

Transamerica Developing Markets Debt	0.025%

Transamerica Developing Markets Equity	0.025%

Transamerica Diversified Equity	0.025%

Transamerica Emerging Markets	0.025%

Transamerica Emerging Markets Debt	0.025%

Transamerica Flexible Income	0.025%

Transamerica Global Allocation	0.025%

Transamerica Global Macro	0.025%

Transamerica Global Real Estate Securities	0.025%

Transamerica Growth	0.025%

Transamerica Growth Opportunities	0.025%

Transamerica High Yield Bond	0.025%

Transamerica International	0.025%

Transamerica International Bond	0.025%

Transamerica International Equity	0.025%

Transamerica International Equity Opportunities	0.025%

Transamerica International Small Cap	0.025%

Transamerica International Value	0.025%

Transamerica International Value Opportunities	0.025%

Transamerica Large Cap Value	0.025%

Transamerica Long/Short Strategy	0.025%

Transamerica Managed Futures Strategy	0.025%

Transamerica Mid Cap Value	0.025%

Transamerica Money Market	0.025%

Transamerica Multi-Managed Balanced	0.025%

Transamerica Multi-Manager Alternative Strategies Portfolio	0.0175%

Transamerica Multi-Manager International Portfolio	0.0175%

Transamerica Quality Value	0.025%

Transamerica Real Return TIPS	0.025%

Transamerica Select Equity	0.025%

Transamerica Short-Term Bond	0.025%

Transamerica Small- & Mid-Cap Value Select	0.025%

Transamerica Small Company Growth	0.025%

Transamerica Small/Mid Cap Value	0.025%

Transamerica Tactical Income	0.025%

Transamerica Total Return	0.025%

Transamerica Value	0.025%

¹ So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Managed Futures Strategy, Ltd. will be aggregated with the assets of Transamerica Managed Futures Strategy.

2 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Global Allocation, Ltd. will be aggregated with the assets of Transamerica Global Allocation.

3 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Commodity Strategy, Ltd. will be aggregated with the assets of Transamerica Commodity Strategy

TRANSAMERICA SERIES TRUST

(Effective May 1, 2012)

Portfolio	Administrative Fee (of daily net assets)

Transamerica AEGON Active Asset Allocation - Conservative VP	0.025%

Transamerica AEGON Active Asset Allocation - Moderate VP	0.025%

Transamerica AEGON Active Asset Allocation - Moderate Growth VP	0.025%

Transamerica AEGON High Yield Bond VP	0.025%

Transamerica AEGON Money Market VP	0.025%

Transamerica AEGON U.S. Government Securities VP	0.025%

Transamerica AllianceBernstein Dynamic Allocation VP	0.025%

Transamerica Asset Allocation – Conservative VP	0.0175%

Transamerica Asset Allocation – Growth VP	0.0175%

Transamerica Asset Allocation – Moderate VP	0.0175%

Transamerica Asset Allocation - Moderate Growth VP	0.0175%

Transamerica BlackRock Global Allocation VP	0.025%

Transamerica BlackRock Large Cap Value VP	0.025%

Transamerica BlackRock Tactical Allocation VP	0.025%

Transamerica Clarion Global Real Estate Securities VP	0.025%

Transamerica Efficient Markets VP	0.025%

Transamerica Hanlon Balanced VP	0.025%

Transamerica Hanlon Growth VP	0.025%

Transamerica Hanlon Growth and Income VP	0.025%

Transamerica Hanlon Income VP	0.025%

Transamerica Index 35 VP	0.025%

Transamerica Index 50 VP	0.025%

Transamerica Index 75 VP	0.025%

Transamerica Index 100 VP	0.025%

Transamerica International Moderate Growth VP	0.0175%

Transamerica Janus Balanced VP	0.025%

Transamerica Jennison Growth VP	0.025%

Transamerica JPMorgan Core Bond VP	0.025%

Transamerica JPMorgan Enhanced Index VP	0.025%

Transamerica JPMorgan Mid Cap Value VP	0.025%

Transamerica JPMorgan Tactical Allocation VP	0.025%

Transamerica Legg Mason Dynamic Asset Allocation – Balanced VP	0.025%

Transamerica Legg Mason Dynamic Asset Allocation – Growth VP	0.025%

Transamerica Madison Balanced Allocation VP	0.025%

Transamerica Madison Conservative Allocation VP	0.025%

Transamerica Madison Diversified Income VP	0.025%

Transamerica Madison Large Cap Growth VP	0.025%

Transamerica Madison Moderate Growth Allocation VP	0.025%

Transamerica MFS International Equity VP	0.025%

Transamerica Morgan Stanley Active International Allocation VP	0.025%

Transamerica Morgan Stanley Capital Growth VP	0.025%

Transamerica Morgan Stanley Mid-Cap Growth VP	0.025%

Transamerica Multi-Managed Balanced VP	0.025%

Transamerica Multi Managed Large Cap Core VP	0.025%

Transamerica PIMCO Real Return TIPS VP	0.025%

Transamerica PIMCO Total Return VP	0.025%

Transamerica ProFund UltraBear VP	0.025%

Transamerica Systematic Small/Mid Cap Value VP	0.025%

Transamerica T.Rowe Price Small Cap VP	0.025%

Transamerica Third Avenue Value VP	0.025%

Transamerica WMC Diversified Growth VP	0.025%

Transamerica WMC Diversified Growth II VP	0.025%

TRANSAMERICA INCOME SHARES, INC.

(Effective February 1, 2012)

Administrative Fee (of daily net assets)

Transamerica Income Shares, Inc.	0.025%

TRANSAMERICA PARTNERS FUNDS GROUP (Effective July 15, 2010)

Portfolio	Administrative Fee (of daily net assets)

Transamerica Partners Balanced	0.30%

Transamerica Partners Core Bond	0.30%

Transamerica Partners High Quality Bond	0.30%

Transamerica Partners High Yield Bond	0.30%

Transamerica Partners Inflation-Protected Securities	0.30%

Transamerica Partners International Equity	0.30%

Transamerica Partners Large Core	0.30%

Transamerica Partners Large Growth	0.30%

Transamerica Partners Large Value	0.30%

Transamerica Partners Mid Growth	0.30%

Transamerica Partners Mid Value	0.30%

Transamerica Partners Money Market	0.30%

Transamerica Partners Small Growth	0.30%

Transamerica Partners Small Value	0.30%

Transamerica Partners Small Core	0.30%

Transamerica Partners Stock Index	*

Transamerica Institutional Asset Allocation - Intermediate Horizon	**

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	**

Transamerica Institutional Asset Allocation - Long Horizon	**

Transamerica Institutional Asset Allocation – Short Horizon	**

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	**

TRANSAMERICA PARTNERS FUNDS GROUP II

(Effective July 15, 2010)

Portfolio	Administrative Fee (of daily net assets)

Transamerica Partners Institutional Balanced	0.05%

Transamerica Partners Institutional Core Bond	0.05%

Transamerica Partners Institutional High Quality Bond	0.05%

Transamerica Partners Institutional High Yield Bond	0.05%

Transamerica Partners Institutional Inflation-Protected Securities	0.05%

Transamerica Partners Institutional International Equity	0.05%

Transamerica Partners Institutional Large Core	0.05%

Transamerica Partners Institutional Large Growth	0.05%

Transamerica Partners Institutional Large Value	0.05%

Transamerica Partners Institutional Mid Growth	0.05%

Transamerica Partners Institutional Mid Value	0.05%

Transamerica Partners Institutional Money Market	0.05%

Transamerica Partners Institutional Small Core	0.05%

Transamerica Partners Institutional Small Growth	0.05%

Transamerica Partners Institutional Small Value	0.05%

Transamerica Partners Institutional Stock Index	*

Transamerica Asset Allocation - Intermediate Horizon	**

Transamerica Asset Allocation - Intermediate/Long Horizon	**

Transamerica Asset Allocation - Long Horizon	**

Transamerica Asset Allocation - Short Horizon	**

Transamerica Asset Allocation - Short/Intermediate Horizon	**

*	Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index each pay a fee pursuant to an advisory contract with Transamerica Asset Management, Inc. which includes the provision of administrative services. No separate amounts are payable to TFS hereunder.
**	Each Strategic Allocation Fund and Institutional Strategic Allocation Fund bears the administrative fees of the underlying funds in which it invests and no separate administrative fees are payable to TFS under this agreement.